Business Combinations and Acquisitions (Tables)	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
Schedule of Acquisitions
The aggregate purchase price paid for these acquisitions and the opening balance sheet were as follows:

(in thousands)
Purchase Price:
Cash used in acquisitions, net of cash acquired of $3,245	$411,593
Allocated as follows:
Trade receivables	8,452	(a)
Inventories	2,017
Deferred tax assets	931
Rental equipment	214,936	(b)
Property, plant, and equipment	3,376
Operating lease assets	5,028
Intangibles - customer relationships	26,408	(b)
Other assets	3,669
Accounts payable	(276)
Deferred revenue	(11,635)
Operating lease liabilities	(3,633)
Other liabilities	(2,182)
Total identifiable net assets	247,091
Goodwill	164,502
Total net assets acquired	$411,593
(a)As of the acquisition date, the fair value of accounts receivable was $8.5 million, and the gross contractual amount was $11.5 million. The Company analyzed information available at the time of acquisition in estimating uncollectible receivables and the fair value of acquired receivables.
(b)The initial fair value assumptions used included preliminary estimates of the replacement cost of rental equipment, discount rates, royalty rates, and customer attrition rates which have been updated in preparing these valuations and the underlying assets have been adjusted from those previously recorded accordingly. Rental equipment and intangible assets were increased by approximately $12.9 million and $26.4 million from amounts previously reported, respectively.